Capital Risk Management (Tables)	12 Months Ended
Dec. 31, 2017
Capital Risk Management
Schedule of the gearing ratio

	As of December 31,
	2016	2017
Borrowings, current portion	147,448	179,367
Borrowings, non-current portion	2,504,578	2,368,189
Finance lease liability, current portion	5,946	6,302
Finance lease liability, non-current portion	214,455	207,126

Total debt	2,872,427	2,760,984
Total equity	1,509,682	1,763,134

Total debt and equity	4,382,109	4,524,118

Gearing ratio	65.55%	61.03%